FORUM FUNDS

EXCEED DEFINED SHIELD INDEX FUND

Supplement dated June 21, 2017 to the Prospectus and Statement of Additional Information dated April 1, 2017

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At a meeting held on March 24, 2017, the Board of Trustees of Forum Funds ("Board") approved, subject to shareholder approval, a proposal to reorganize the Exceed Defined Shield Index Fund (the "Acquired Fund"), a series of Forum Funds, into the Catalyst/Exceed Defined Shield Fund (the "Acquiring Fund"), a series of the Mutual Fund Series Trust. Exceed Advisory, LLC ("Exceed"), the investment adviser to the Acquired Fund, recommended the reorganization to the Board.

In order to accomplish the reorganization, the Board voted to submit an agreement and plan of reorganization to shareholders of the Acquired Fund for their approval. If the shareholders of the Acquired Fund approve the reorganization proposal, then the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquired Fund's shareholders will receive shares of the Acquiring Fund in exchange for their Acquired Fund shares. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting to take place on or about July 31, 2017, where the shareholders will consider and vote on the agreement and plan of reorganization. This meeting will occur at the offices of Forum Funds, Three Canal Plaza, Suite 600, Portland, Maine 04101. If approved by shareholders, the reorganization is expected to occur in August 2017.

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For more information, please contact a Fund customer service representative toll free at (844) 800-5092.

PLEASE RETAIN FOR FUTURE REFERENCE.